SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
22.	SUBSEQUENT EVENTS

Aircraft Acquisition

Subsequent to December 31, 2017, the Company purchased one narrow-body aircraft.

AirAsia Transactions

Subsequent to December 31, 2017, the Company entered into definitive agreements with AirAsia Berhad (“AirAsia”) and its subsidiary, Asia Aviation Capital Limited (“AACL”), pursuant to which the Company will acquire 55 Airbus narrowbody aircraft and seven engines on operating leases, between 2018 and 2021.  The Company also will acquire the option to purchase an additional 20 Airbus A320neo family aircraft, not subject to lease, which begin delivering as early as 2019 (collectively, the “AirAsia Transactions”). The AirAsia Transactions remain subject to approval by AirAsia shareholders, receipt of regulatory approvals and satisfaction of other closing conditions set forth in the sale and purchase agreement, and the termination rights of the parties thereunder.

In addition, subsequent to December 31, 2017, the Company entered into a commitment letter with BNP Paribas, Citi, Commonwealth Bank of Australia and Deutsche Bank (the “Underwriters”) pursuant to which the Underwriters have agreed to provide $582.2 million in senior, secured debt financing for the AirAsia Transactions (the “Acquisition Credit Facility”).  The Underwriters have agreed to provide $145.5 million under a two-year loan facility, and $436.7 million under a five-year loan facility, subject to the terms and conditions of the commitment letter to finance the acquisition of 30 aircraft in 2018.  Four aircraft are expected to be financed under the Company’s existing warehouse facility.